SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
     of the Securities Exchange Act of 1934, as amended (the "Exchange Act")



Date of Report:   (Date of earliest reported event:)           October 17, 1997
                                                               ----------------


                          SYNAPTIX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



       Colorado                      33-15097-D                 84-1045715
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)


2450 South Shore Boulevard, Suite 210, Houston Texas                77573
-------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (281) 334-0405



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                          SYNAPTIX SYSTEMS CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                TABLE OF CONTENTS


                                                                     Page
                                                                   Number


Item 1.           Change in Control.....................................3

Item 6.           Resignation of Registrant's Directors.................3

                  Signatures............................................3




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Item 6.           Resignation of Registrant's Director

                  Alan W. Harvey, Chairman, President and Chief Executive Officer of Synaptix Systems Corporation tendered his resignation in all capacities as a director and officer of the Company effective as of October 17, 1997. Attached hereto as Exhibits 17 (a) and (b) are copies of Mr. Harvey's resignation letters.

Item 7.    (c)    Exhibits

                  Exhibit No.       Exhibit

                  17(a) Resignation letter from Alan W. Harvey to Synaptix Systems Corporation resigning as a director effective as of October 17, 1997.

                  17(b) Resignation letter from Alan W. Harvey to Synaptix Systems Corporation resigning as Chairman, President and Chief Executive Officer effective as of October 17, 1997.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      SYNAPTIX SYSTEMS CORPORATION



Dated: October 30, 1997               By:   /s/ Edward S. Fleming
                                         ------------------------
                                            Edward S. Fleming, Acting President,
                                            Vice President and Chief Financial
                                            Officer



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                                  Exhibit 17(a)


                                                 Synaptix Systems Corporation
                                       2450 South Shore Boulevard, Suite #210
                                                     League City, Texas 77573
                                                            281 334.0405 Main
                                                       800.511-DBMS Toll Free
                                                             281.334.0306 Fax
                                                    admin@synaptix.com E-mail



October 16, 1997



Mr. Edward S. Fleming
Vice President & Chief Financial Officer
Synaptix Systems Corporation
2450 South Shore Boulevard
Suite #210
League City, Texas 77573

Dear Mr. Fleming:

I hereby tender my resignation as a member of the Board of Directors of Synaptix Systems Corporation, effective as of October 17, 1997.

Sincerely.

/s/Alan W. Harvey

Alan W. Harvey

AWH:lgv




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


                                  Exhibit 17(b)


                                                    Synaptix Systems Corporation
                                          2450 South Shore Boulevard, Suite #210
                                                       League City, Texas  77573
                                                             281  334.0405  Main
                                                       800.511-DBMS   Toll  Free
                                                               281.334.0306  Fax
                                                       admin@synaptix.com E-mail



October 16, 1997



Mr. Edward S. Fleming
Vice President & Chief Financial Officer
Synaptix Systems Corporation
2450 South Shore Boulevard
Suite #210
League City, Texas 77573

Dear Mr. Fleming:

I hereby tender my resignation as an officer of the  Corporation in the capacity
of  Chairman,   President  and  Chief  Executive  Officer  of  Synaptix  Systems
Corporation, effective as of October 17, 1997.

I further understand that the Employment Agreement that I have executed as Chairman, President and Chief Executive Officer for a period of three (3) years, shall be terminated immediately. Further, that the compensation I have received to date shall be considered fully paid by the Corporation and the agreement of employment shall be considered terminated and canceled.

Sincerely.

/s/Alan W. Harvey

Alan W. Harvey
AWH:lgv

The employment agreement mentioned herein was never executed by me or any officer of the company. AWH. [handwritten addition]



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